Q1 2020 Financial Results Conference Call Slides April 23, 2020

Safe Harbor Statement Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements in this presentation include, but are not limited to, the following: our estimates regarding Medicare membership; our expectations of Medicare Major Medical online application percentage and Medicare Advantage Plan member turnover rate; our expectations of revenue and margin leverage opportunities from the addition of work-from-home capabilities; and our guidance for the full year ending December 31, 2020, including our guidance for total revenue and revenue from our Medicare segment and our Individual, Family and Small Business segment, GAAP net income, Adjusted EBITDA, profit from our Medicare segment and our Individual, Family and Small Business segment, Corporate shared service expense, cash used in operations and cash used for capital expenditures, and GAAP net income per diluted share and non-GAAP net income per diluted share. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include those set forth in our filings with the Securities and Exchange Commission, including our latest Form 10-Q and 10-K. The forward-looking statements in this presentation are based on information available to us as of today, and we disclaim any obligation to update any forward looking statements, except as required by law. Non-GAAP Information This presentation includes both GAAP and non-GAAP financial measures. The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures is available in the earnings release issued by eHealth, Inc. on April 23, 2020 announcing its first quarter 2020 results. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors. . 1

COVID-19 Response Working remotely. Shifted No impact to operations. Average agent productivity entire U.S. workforce to a Major undertaking in Q1 increased year over remote model, including all of accomplished seamlessly year customer care agents in days Our mission is more critical than ever. eHealth remains focused on providing outstanding service and support to our customers, and ensuring consumers best understand their coverage options as it relates to COVID-19. 2

eHealth Q1 2020 Highlights Q1 2020 revenue grew 55% compared to Q1 2019, exceeding company’s expectations Medicare segment revenue grew 75% year-over-year, with approved members increasing by 46% year-over-year Medicare segment profit grew 103% year-over-year 24% of Medicare major medical applications submitted online, compared to 12% in Q1 2019(1) $561MM commissions receivable balance at the end of Q1 2020 (1) Represents a combination of unassisted and partially agent-assisted online enrollments. 3

Q1 2020 Revenue Revenue Continue to achieve rapid growth in new Medicare enrollments as a result of diversified portfolio approach to Revenue ($MM) demand generation strategy and effective demand conversion through our omni-channel consumer $ 106.4 engagement platform 55% Direct-to-consumer channels providing balanced $ 68.8 customer traffic through digital advertising, direct response TV, direct mail, e-mail and organic search initiatives Strategic partnerships with large retail pharmacies, hospitals and other affinity groups remain a substantial and unique driver of new business Q1-FY19 Q1-FY20 4

Q1 2020 Net Income (Loss) and Adj. EBITDA(1) Net Income (Loss) Adjusted EBITDA Net Income (Loss) ($MM) Adjusted EBITDA ($MM) $ 11.1 $ 3.5 30% $ 8.6 ($ 5.2) Q1-FY19 Q1-FY20 Q1-FY19 Q1-FY20 Exceeded expectations due to significant growth in Medicare enrollments (1) Adjusted EBITDA is calculated by adding stock-based compensation, depreciation and amortization expense, amortization of intangible assets, change in fair value of earnout liability, other income, net and benefit from income taxes to GAAP net income (loss). 5

Q1 2020 Medicare Segment Revenue and Profit Medicare Segment Revenue Medicare Segment Profit Medicare Segment Revenue ($MM) Medicare Segment Profit ($MM) $ 22.0 $ 96.2 75% 103% $ 54.9 $ 10.8 Q1-FY19 Q1-FY20 Q1-FY19 Q1-FY20 Our estimated number of revenue generating Medicare members was approximately 726,000 at the end of the first quarter, an increase of 44% year-over-year 6

Q1 2020 Medicare Approved Members[(1)] and New Paying Members[(2)]

Medicare Approved Members



Medicare Approved Members (000s)
58
46%
85
Q1-FY19
Q1-FY20

Medicare New Paying Members



Medicare New Paying Members (000s)
100
61%
162
Q1-FY19
Q1-FY20

Medicare Advantage enrollment growth continues to significantly outpace the overall **market, driven by eHealth's unique omni-**channel engagement model

eHealth®

(1) Approved members consist of the number of individuals on submitted applications that were approved by the relevant insurance carrier for the identified product during the period presented. Approved members may not pay for their plan and become paying members.

(2) New Paying Members consist of approved members from the period presented and any periods prior to the period presented from whom we have received an initial commission payment during the period presented.

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Q1 2020 Medicare Major Medical Online Application%(1) Medicare Major Medical Online Application % Medicare Major Medical Online Application % 24% On track to achieve target of 12% 34% online penetration for the full year 2020 Q1-FY19 Q1-FY20 (1) Major Medicare plans include Medicare Advantage and Medicare Supplement plans; Online % represents a combination of unassisted and partially agent-assisted online enrollments. 8

Q1 2020 IFP Segment Revenue and Profit IFP Segment Revenue IFP Segment Profit Individual, Family and Small Business Segment Individual, Family and Small Business Segment Revenue ($MM) Profit ($MM) $ 13.9 $ 6.0 $ 10.3 -26% -57% $ 2.6 Q1-FY19 Q1-FY20 Q1-FY19 Q1-FY20 9

Medicare Advantage Plan Revenue Recognition and Cash Collections • At time of carrier • Cash collected for new Step 1 enrollment approval using Step 2 enrollments and for constrained lifetime value renewals Revenue estimates Cash Recognized • We take an appropriately Collected conservative approach • LTV model was further enhanced with help independent national valuation expert Since adoption of ASC 606, our cash • in 4Q19 collections for Medicare Advantage plans have in general exceeded cash collections originally estimated Step 4 • We recognize “tail • Refresh LTV estimates revenue” when cash Step 3 with latest cash collection under constrained LTVs collection trends indicate data Tail a change to LTV LTV Revenue estimates for previously approved members, Estimates Recognized including impact of any Updated potential market or regulatory changes 10

An Appropriately Conservative Approach

Cash Flows Validate LTV Models and Processes

For Medicare Advantage:

- 96% of monthly customer cohorts[1] have cash collections to date that meet or exceed our range of forecasted cash flows to date originally estimated under constrained LTVs[2]
- Total cash collections to date are ~9% higher than our range of forecasted cash flows to date originally estimated under constrained LTVs[2]
- Recognized ~$60MM of tail revenue since beginning of 2019, or ~6% of total revenue since inception of the business in 2010

National Accounting/Financial Experts Validate Revenue Recognition Processes

- Analytical and statistical models for determining LTVs and constraints were developed in consultation with external parties as part of our ASC 606 adoption and continue to be refined
- Policies further reviewed, documented, and validated with assistance of a "Big Four" accounting firm
- Recently, further refined analytics and modeling with work performed by independent national valuation expert
- Our financial statements are reviewed quarterly and audited annually

eHealth®

(1) Over 735,000 Medicare Advantage approved members with policy effective dates before 2020.
(2) Cash collections from the first quarter of 2018 through the first quarter of 2020, using comparison of actual cash collections from Medicare Advantage approved member monthly cohort with plan effective dates prior to 2020 to cash collections that our initial constrained lifetime value projections indicated would be received from the first quarter of 2018 through the first quarter of 2020.

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Medicare Advantage Plan Member Turnover Trend Since Q4 2018 Q42018 Q12019 Q22019 Q32019 Q42019 Q12020 Approved Members(1) 83,376 40,741 36,576 35,171 167,073 64,898 Estimated Beginning (Paying) Membership(2) 235,269 276,357 280,763 291,171 309,180 404,694 New Paying Members(3) 62,817 49,531 36,122 33,974 116,351 86,299 Estimated Ending (Paying) Membership(4) 276,357 280,763 291,171 309,180 404,694 404,262 Medicare Advantage Plan Member Turnover(5) 21,729 45,125 25,714 15,965 20,837 86,731 Trailing Twelve Month Member Turnover(6) 95,065 89,357 102,403 108,533 107,641 149,247 Average Trailing Twelve Month Estimated Membership Plus New Paying Members(7) 262,856 276,949 296,491 316,501 348,362 389,638 Trailing Twelve Month Member Turnover Rate(8) 36% 32% 35% 34% 31% 38% 12

Medicare Advantage Plan Member Turnover Trend Since Q4 2018 (cont’d) (1) Approved members consist of the number of individuals on submitted applications that were approved by the relevant insurance carrier for the identified product during the period presented. Approved members may not pay for their plan and become paying members. (2) Estimated Beginning (Paying) Membership is the Estimated Ending Membership for the period prior to the period of estimation. Membership is estimated using the methodology described in our periodic filings with the Securities and Exchange Commission. From Q4 2016 to Q4 2019, the average variance between the quarterly estimated membership versus the actual membership for Medicare Advantage is 1.4%. (3) New Paying Members consist of approved members from the period presented and any periods prior to the period presented from whom we have received an initial commission payment during the period presented. (4) Estimated Ending (Paying) Membership is the number of members we estimate as of the end of the period. Membership is estimated using the methodology described in our periodic filings with the Securities and Exchange Commission. (5) Medicare Advantage Plan Member Turnover for the period is derived as follows: Estimated Beginning Membership plus New Paying Members minus Estimated Ending Membership. (6) Trailing Twelve Month Member Turnover is the sum of Medicare Advantage Plan Member Turnover for the prior twelve months. (7) Average Trailing Twelve Month Estimated Membership Plus New Paying Members is the sum of (i) trailing twelve month Estimated Beginning Membership, plus (ii) New Paying Members for the trailing twelve month, divided by 4. (8) Trailing Twelve Month Member Turnover Rate is Trailing Twelve Month Turnover divided by Average Trailing Twelve Month Estimated Membership Plus New Paying Members. 13

Medicare Advantage Plan Member Turnover Rate(1) by Year Medicare Advantage Plan Member Turnover Rate(1) by Year Member is on the Plan 45% 35% 36% 30% 25% 18% 15% 16% 5% (2) (3) (4) (5) Year 1 Cumulative Years 2-3 Cumulative Years 4-6 Cumulative Years 7+ (1) Based on actual historical and estimated future member turnover as a percentage of initial paid members for each historical cohort by policy effective date; weighted based on initial paid members (2) Year 1 represents the annual member turnover rate by the 1 year anniversary of the policy effective date (3) Cumulative Years 2-3 represents the sum of incremental annual member turnover rate between the first anniversary and third anniversary of policy effective date 14 (4) Cumulative Years 4-6 represents the sum of incremental annual member turnover rate between the third anniversary and the sixth anniversary of policy effective date (5) Cumulative Years 7+ represents the sum of incremental annual member turnover rate after the sixth anniversary of the policy effective date until the cohort has or is expected to turnover completely

Increasing 2020 Guidance For the full year ending December 31, 2020, we expect: Total revenue in the range of $600.0M - $640.0M, compared to the Corporate(3) shared service expenses, excluding stock-based previous guidance of $580.0M - $620.0M. compensation and depreciation and amortization expense, in the • Medicare segment revenue in the range of $553.0M - $589.0M, range of $49.0M to $52.M, consistent with previous guidance. compared to the previous guidance of $533.0M - $569.0M. • Individual, Family and Small Business segment revenue in the Cash used in operations in the range of $61.0M - $64.0M, range of $47.0M - $51.0M, consistent with previous guidance. compared to previous guidance of $52.0M - $55.0M, and cash used for capital expenditures is expected to be $18.0M - $20.0M, consistent with previous guidance. Adjusted EBITDA(1) in the range of $125.0M - $140.0M, compared to the previous guidance of $120.0M - $135.0M. GAAP net income in the range of $70.0M - $85.0M, compared to previous guidance of $68.0 million to $83.0 million. Medicare segment profit(2) in the range of $157.0M to $174.0M, compared to the previous guidance of $152.0M - $169.0M, and GAAP net income per diluted share in the range of $2.55 to $3.10, Individual, Family and Small Business segment profit in the compared to previous guidance of $2.64 to $3.23 per share. range of $17.0M - $18.0M, consistent with previous guidance. Non-GAAP net income per diluted share(4) in the range of $3.41 to $3.90, compared to previous guidance of $3.56 to $4.09 per share. (1) Adjusted EBITDA is calculated by adding stock-based compensation, change in fair value of earnout liability, depreciation and amortization expense, amortization of intangible assets, other income, net, and provision (benefit) for income taxes to GAAP net income (loss). (2) Segment profit is calculated as revenue for the applicable segment less Marketing and Advertising, Customer Care and Enrollment, Technology and Content and General and Administrative operating expenses, excluding stock-based compensation, change in fair value of earnout liability, depreciation and amortization expense and amortization of intangible assets, that are directly attributable to the applicable segment and other indirect Marketing and Advertising, Customer Care and Enrollment and Technology and Content operating expenses, excluding stock-based compensation, depreciation and amortization expense and amortization of intangible assets, allocated to the applicable segment based on usage. (3) Corporate consists of other indirect General and Administrative operating expenses, excluding stock-based compensation and depreciation and amortization expense, which are managed in a corporate shared services environment and, since they are not the responsibility of segment operating management, are not allocated to the reportable segments. 15 (4) Non-GAAP net income per diluted share is calculated by adding stock-based compensation expense per diluted share, intangible asset amortization expense per diluted share and the income tax effect of these non-GAAP adjustments to GAAP net income per diluted share.

Executing Defined Strategy to Achieve Strong Results and Drive Growth Business fundamentals Omni-channel Addition of work- Updating our 2020 are strong. Executing on customer engagement from-home annual guidance a clear strategy and platform is ideally capabilities for agents to reflect positioned to serve making targeted adds to significant outperformance to-date customers safely and revenue and margin investments to drive most effectively both now leverage opportunities growth. Our financial and in the future in 2020 and beyond results reflect the progress we are making 16